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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-29858




                           DAVIS NEW YORK VENTURE FUND
                         SUPPLEMENT DATED JULY 23, 2001
                                       TO
                                  PROSPECTUSES
                             DATED DECEMBER 1, 2000


The section of the Davis New York Venture Fund prospectus (both the prospectus for Class A, B, and C shares and the prospectus for Class Y shares) entitled "Investment Objective and Strategy" is amended and restated in its entirety as follows:

INVESTMENT OBJECTIVE AND STRATEGY

Davis New York Venture Fund's investment objective is growth of capital.

Under normal circumstances the Fund invests the majority of its assets in equity securities issued by companies with market capitalizations of at least $10 billion.

Our portfolio managers use the Davis investment philosophy to select common stock of quality, overlooked growth companies at value prices and to hold them for the long term. We look for companies with sustainable growth rates selling at modest price-earnings multiples that we hope will expand as other investors recognize the company's true worth. We believe that if you combine a sustainable growth rate with a gradually expanding multiple, these rates compound and can generate returns that could exceed average returns earned by investing in large capitalization domestic stocks. We consider selling a company if the company no longer exhibits the characteristics that we believe foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns.


                           DAVIS NEW YORK VENTURE FUND
                         SUPPLEMENT DATED JULY 23, 2001
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED DECEMBER 1, 2000



The following disclosure is deleted from the section entitled "Investment Objectives and Policies":

During normal market conditions Davis New York Venture Fund seeks growth of capital by investing primarily in equity securities of domestic companies with market capitalizations of at least $5 billion. The Fund also may invest in foreign companies and in companies with smaller market capitalizations.

The following disclosure is added to the section entitled "Investment Objectives and Policies":

Under normal circumstances Davis New York Venture Fund invests the majority of its assets in equity securities issued by domestic and foreign companies with market capitalizations of at least $10 billion. The Fund also may invest in companies with smaller market capitalizations.

The following disclosure is deleted from the section entitled "Portfolio Securities":

While predominantly investing in the common stock of companies with market capitalizations of at least $5 billion, the Funds also may invest in issues with smaller capitalizations. The equity of smaller companies is subject to additional risks. Smaller companies are usually less established and less diversified than larger companies and have fewer resources available to take advantage of opportunities or overcome challenges.

The following disclosure is added to the section entitled "Portfolio
Securities":


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Under normal circumstances Davis New York Venture Fund invests the majority of its assets in equity securities issued by domestic and foreign companies with market capitalizations of at least $10 billion. The Fund also may invest in issues with smaller capitalizations. The equity of smaller companies is subject to additional risks. Smaller companies are usually less established and less diversified than larger companies and have fewer resources available to take advantage of opportunities or overcome challenges. Davis Growth & Income Fund may invest in companies of any market capitalization without any percentage limitations. Real estate securities and convertible securities often are issued by smaller companies.